EXHIBIT (24)

                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark
C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to sign any and all amendments to such Annual Report.


         SIGNATURE                                   CAPACITY
         ---------                                   --------

  /s/ EDWARD E. CRUTCHFIELD                Chairman and Chief Executive
  -------------------------                Officer and Director
  EDWARD E. CRUTCHFIELD

  /s/ ROBERT T. ATWOOD                     Executive Vice President and
  --------------------                     Chief Financial Officer
  ROBERT T. ATWOOD

  /s/ JAMES H. HATCH                       Senior Vice President and Controller
  ------------------                       (Principal Accounting Officer)
  JAMES H. HATCH

  /s/ EDWARD E. BARR                       Director
  ------------------
  EDWARD E. BARR

  /s/ G. ALEX BERNHARDT                    Director
  ---------------------
  G. ALEX BERNHARDT

   /S/ERSKINE B. BOWLES                    Director
  ---------------------
  ERSKINE B. BOWLES

  /s/ W. WALDO BRADLEY                     Director
  --------------------
  W. WALDO BRADLEY

  /s/ ROBERT J. BROWN                      Director
  -------------------
   ROBERT J. BROWN

                                           Director
  /S/ A. DANO DAVIS
-------------------
   A. DANO DAVIS

  /s/ NORWOOD H. DAVIS, JR.                Director
  -------------------------
  NORWOOD H. DAVIS, JR.

  /s/ R. STUART DICKSON                    Director
  ---------------------
  R. STUART DICKSON

                                           Director
   /S/ B.F. DOLAN
   --------------
  B. F. DOLAN

  /s/ RODDEY DOWD, SR.                     Director
  --------------------
  RODDEY DOWD, SR.


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      SIGNATURE                                CAPACITY


---------------------------                Director
ARTHUR M. GOLDBERG

/s/ WILLIAM H. GOODWIN, JR.                Director
---------------------------
WILLIAM H. GOODWIN, JR.

/s/ FRANK M. HENRY                         Director
---------------------------
FRANK M. HENRY

/s/ ERNEST E. JONES                        Director
---------------------------
ERNEST E. JONES


/s/ HERBERT LOTMAN                         Director
---------------------------
HERBERT LOTMAN

/S/ RADFORD D. LOVETT                      Director
--------------------------
RADFORD D. LOVETT

/s/ MACKEY J. MCDONALD                     Director
---------------------------
MACKEY J. MCDONALD


/s/ PATRICIA A. MCFATE                     Director
---------------------------
PATRICIA A. MCFATE

---------------------------                Director
JOSEPH NEUBAUER

/s/ RANDOLPH N. REYNOLDS                   Director
---------------------------
RANDOLPH N. REYNOLDS

/s/ JAMES M. SEABROOK                      Director
---------------------------
JAMES M. SEABROOK

---------------------------                Director
RUTH G. SHAW


/s/ LANTY L. SMITH                         Director
---------------------------
LANTY L. SMITH

/S/ G. KENNEDY THOMPSON                    Director
---------------------------
G. KENNEDY THOMPSON




Dated:  December 14, 1999

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